UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21880

Oppenheimer Rochester Michigan Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

(303) 768-3200

(Registrant’s telephone number, including area code)

Date of fiscal year end: March 31

Date of reporting period: 12/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2013 / Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes–117.5%
Michigan–93.0%
$50,000	Barry County, MI Building Authority[1]	5.650%	07/01/2017	$50,029
50,000	Benton Harbor, MI Charter COP[1]	8.000	05/01/2032	29,354
80,000	Center, MI Academy COP[6]	7.500	10/01/2029	80
500,000	Dearborn, MI EDC (Henry Ford Village)	7.125	11/15/2043	482,460
130,000	Detroit, MI Downtown Devel. Authority	5.250	07/01/2014	130,134
25,000	Detroit, MI Downtown Devel. Authority[1]	4.750	07/01/2025	21,798
375,000	Detroit, MI Downtown Devel. Authority[1]	5.000	07/01/2018	369,885
100,000	Detroit, MI GO	5.375	04/01/2014	99,225
55,000	Detroit, MI GO	5.000	04/01/2019	50,722
25,000	Detroit, MI GO	5.125	04/01/2022	21,808
115,000	Detroit, MI GO	5.000	04/01/2014	113,519
885,000	Detroit, MI GO	5.250	04/01/2024	725,222
160,000	Detroit, MI GO	5.375	04/01/2016	156,138
1,100,000	Detroit, MI GO1	5.000	11/01/2030	1,054,009
250,000	Detroit, MI GO	5.250	04/01/2014	249,407
40,000	Detroit, MI GO	5.000	04/01/2022	36,874
575,000	Detroit, MI GO1	5.250	11/01/2035	541,495
200,000	Detroit, MI GO	5.000	04/01/2017	196,212
595,000	Detroit, MI GO	5.375	04/01/2015	586,604
100,000	Detroit, MI GO	5.250	04/01/2015	99,173
120,000	Detroit, MI GO	5.000	04/01/2016	118,878
305,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	262,206
90,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	77,372
1,990,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,878,222
115,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	108,815
175,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	165,007
280,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2015	279,485
1,750,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	1,861,615
250,000	Detroit, MI Sewer Disposal System[1]	6.500	07/01/2024	253,740
110,000	Detroit, MI Water Supply System	5.250	07/01/2016	109,996
175,000	Detroit, MI Water Supply System[1]	5.000	07/01/2026	167,622
1,000,000	Detroit, MI Water Supply System[1]	6.250	07/01/2036	1,010,910
1,055,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	951,504
425,000	Detroit, MI Water Supply System[1]	5.000	07/01/2030	392,173
515,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	463,119
250,000	Dickinson County, MI Healthcare System[1]	5.700	11/01/2018	250,040
20,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	20,019
10,000	Garden City, MI Hospital Finance Authority (Garden City Hospital Osteopathic)[1]	5.750	09/01/2017	10,009
85,000	Grand Rapids, MI Building Authority[1]	5.000	10/01/2022	85,304
65,000	Grand Rapids, MI Building Authority[1]	5.000	10/01/2028	65,159
500,000	Grand Rapids, MI EDC (Ferris State University)[1]	5.500	10/01/2035	512,120
500,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	408,905
100,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	77,079
155,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	161,721

1	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Michigan (continued)
$30,000	Houghton, MI Tax Increment Finance Authority[1]	6.000%		05/01/2019	$30,163
20,000	Ionia, MI GO1	6.750		04/01/2015	20,240
55,000	Ironwood, MI GO1	5.500		06/01/2015	56,210
35,000	Melvindale, MI Water Supply & Sewer[1]	5.700		06/01/2016	35,479
85,000	Meridian, MI EDC (Burcham Hills)[1]	5.250		07/01/2026	82,129
700,000	MI Building Authority, Series I1	5.250		10/15/2026	745,150
1,000,000	MI Finance Authority (Crittendon Hospital Medical Center)[1]	5.000		06/01/2027	996,740
250,000	MI Finance Authority (Hanley Public School)[1]	6.125		09/01/2040	224,540
1,000,000	MI Finance Authority (Old Redford Public School Academy)[1]	6.500		12/01/2040	901,920
510,000	MI George Washington Carver Public School Academy COP[1]	8.125		09/01/2030	305,296
45,000	MI George Washington Carver Public School Academy COP[1]	8.000		09/01/2017	37,253
200,000	MI HEFA (Kettering University)[1]	5.000		09/01/2031	177,384
1,080,000	MI HEFA (Kettering University)[1]	5.500		09/01/2021	1,080,270
20,000	MI HEFA (Kettering University)	5.500		09/01/2015	20,018
100,000	MI HEFA (Kettering University)[1]	5.000		09/01/2026	93,139
120,000	MI Hospital Finance Authority (HFHS/HAPM/WH&MC Obligated Group)[1]	5.750		11/15/2039	122,051
10,000,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[2]	5.000		08/01/2035	10,009,400
5,000	MI Hospital Finance Authority (St. John Medical Center)[1]	5.250		05/15/2026	5,019
30,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)[1]	5.500		01/15/2018	30,079
10,000	MI Hsg. Devel. Authority (Breton Village Green)[1]	5.625		10/15/2018	10,110
85,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500		01/15/2021	85,149
10,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500		01/15/2021	10,017
480,000	MI Hsg. Devel. Authority (Danbury Manor)[1]	5.300	[3]	06/01/2035	487,714
15,000	MI Hsg. Devel. Authority (Section 8 Assisted Mtg.)	0.787	[4]	04/01/2014	14,894
60,000	MI Hsg. Devel. Authority (Single Family Hsg.)[1]	5.000		12/01/2020	63,191
600,000	MI Hsg. Devel. Authority (Single Family Hsg.)[1]	5.500		12/01/2028	611,022
35,000	MI Hsg. Devel. Authority (Walled Lake Villa)[1]	6.000		04/15/2018	35,071
50,000	MI Hsg. Devel. Authority, Series A1	5.625		10/01/2031	51,163
50,000	MI Hsg. Devel. Authority, Series D1	5.125		04/01/2031	50,207
5,000	MI Municipal Bond Authority[1]	5.375		11/01/2020	5,004
1,065,000	MI Municipal Bond Authority[1]	5.500		11/01/2020	1,080,826
10,000	MI Municipal Bond Authority	5.700		11/01/2014	10,036
65,000	MI Municipal Bond Authority	5.400		11/01/2016	65,093
60,000	MI New Beginnings Academy COP[1]	8.000		02/01/2032	42,308
125,000	MI Pansophia Academy COP[1]	7.000		06/01/2029	93,940
500,000	MI Public Educational Facilities Authority (Landmark Academy)[1]	6.625		06/01/2030	487,655
200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	5.000		12/01/2014	201,256
200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	171,962

2	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Michigan (continued)
$809,371	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850%		08/31/2027	$607,919
1,764,500	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,658,683
75,650,000	MI Tobacco Settlement Finance Authority	6.282	[4]	06/01/2052	897,965
1,775,000	MI Tobacco Settlement Finance Authority[1]	5.125		06/01/2022	1,474,741
3,100,000	MI Tobacco Settlement Finance Authority[1]	6.000		06/01/2048	2,276,299
50,000	New Buffalo, MI GO1	5.300		04/01/2014	50,492
25,000	Ottawa County, MI (Grand Haven Township System Extensions)[1]	5.750		07/01/2015	25,696
25,000	Ottawa County, MI (Jamestown Township System Extension No. 1)[1]	5.900		05/01/2015	25,478
50,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375		11/01/2030	37,893
175,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625		11/01/2035	130,095
500,000	Renaissance, MI Public School Academy	6.000		05/01/2037	440,260
280,000	Renaissance, MI Public School Academy	5.500		05/01/2027	253,170
790,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	8.250		09/01/2039	942,581
15,000	Saginaw County, MI (Williamson Acres Drain)[1]	5.000		06/01/2018	15,203
20,000	Scio Township, MI Building Authority[1]	5.650		05/01/2016	20,250
25,000	Scio Township, MI Building Authority[1]	5.650		05/01/2017	25,284
1,000,000	StarInternationalAcademy, MI (PublicSchoolAcademy)	5.000		03/01/2033	885,880
10,000	Trenton, MI GO1	5.000		10/01/2022	10,037
500,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.250		12/01/2021	535,265
790,000	Wayne County, MI Building Authority[1]	5.250		06/01/2016	792,955
1,000,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250		12/01/2023	1,062,870
15,000	Wayne, MI Charter County Airport (Hotel-Detroit Metropilitan Airport)[1]	5.000		12/01/2020	15,007
140,000	Wayne, MI Charter County Airport (Hotel-Detroit Metropolitan Airport)[1]	5.000		12/01/2019	140,105
465,000	Wayne, MI Charter County Airport (Hotel-Detroit Metropolitan Airport)[1]	5.000		12/01/2030	464,967
480,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000		12/01/2029	399,101
2,240,000	Wayne, MI Charter County GO1	6.750		11/01/2039	2,361,184

					48,803,646
U.S. Possessions–24.5%
15,000	Puerto Rico (American Airlines ) Escrow	6.450		12/01/2025	8,076
750,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	506,415
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	747,880
770,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	652,406
545,000	Puerto Rico Commonwealth GO1	5.000		07/01/2033	345,230
500,000	Puerto Rico Commonwealth GO1	5.000		07/01/2022	351,830
445,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	291,252
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	554,782

3	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (continued)
$250,000	Puerto Rico Electric Power Authority, Series TT1	5.000%		07/01/2032	$156,853
750,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2020	602,753
250,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2030	189,358
5,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	3,043
60,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	35,987
1,855,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,108,641
700,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	489,412
55,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	53,199
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	42,750
120,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2021	117,030
550,000	Puerto Rico Municipal Finance Agency, Series A1	5.000		08/01/2027	487,790
15,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2020	14,730
250,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	198,985
2,100,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,555,197
10,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	6,915
500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	363,325
500,000	Puerto Rico Public Buildings Authority[1]	5.375		07/01/2033	325,480
1,700,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	1,105,034
750,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	588,623
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[5]	08/01/2032	702,790
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	804,490
200,000	V.I. Water & Power Authority[1]	5.500		07/01/2017	200,464
250,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	195,140

					12,805,860
Total Investments, at Value (Cost $71,605,511)–117.5%					61,609,506
Liabilities in Excess of Other Assets–(17.5)					(9,167,491)

Net Assets–100.0%					$52,442,015

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings.
2.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by theFund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.
3.	Represents the current interest rate for a variable or increasing rate security.
4.	Zero coupon bond reflects effective yield on the date of purchase.
5.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
6.	This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

4	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
EDC	Economic Devel. Corp.
GO	General Obligation
HAPM	Health Alliance Plan of Michigan
HEFA	Higher Education Facilities Authority
HFHS	Henry Ford Health System
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Reset Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
WH&MC	Wyandotte Hospital & Medical Center

5	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly

6	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities

7	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $5,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At December 31, 2013, municipal bond holdings with a value of $10,009,400 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,000,000 in short-term floating rate securities issued and outstanding at that date.

At December 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$5,000,000	MI Hospital Finance Authority ROLs[3]	9.529%	8/1/35	$5,009,400

8	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.
2.	Represents the current interest rate for the inverse floating rate security.
3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,000,000 as of December 31, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2013, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$20,000

9	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below: Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

10	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker- dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service

11	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Michigan	$—	$48,803,646	$—	$48,803,646
U.S. Possessions	—	12,805,860	—	12,805,860

Total Assets	$—	$61,609,506	$—	$61,609,506

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

12	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$66,594,770 [1]

Gross unrealized appreciation	$757,324
Gross unrealized depreciation	(10,753,329)

Net unrealized depreciation	$(9,996,005)

1. The Federal tax cost of securities does not include cost of $5,010,741, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

13	OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Michigan Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/10/2014